SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

               Date of Report:  September 19, 1995

                   READING & BATES CORPORATION
     (Exact name of registrant as specified in its charter)


        Delaware            1-5587           73-0642271
    (State or other      (Commission      (I.R.S. Employer
    jurisdiction of      File Number)    Identification No.)
     incorporation)

        901 Threadneedle, Suite 200, Houston, TX   77079
      (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code  (713) 496-5000


Item 7. Financial Statements and Exhibits

       (c)  Exhibits

                    Exhibit 99  -  Press  Release  dated  September  13, 1995
                                   -  Promotion of T. W. Nagle  to  Executive
                                   Vice President, Finance and Administration.


                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                          READING & BATES CORPORATION


                          By  /s/T. W. Nagle
                              --------------------
                              T. W. Nagle
                              Executive Vice President,
                              Finance and Administration

Dated: September 19, 1995